[SHIP LOGO VANGUARD /(R)/]


VANGUARD/(R)/ VARIABLE INSURANCE FUND--
EQUITY INCOME PORTFOLIO



SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2007



COMPARATIVE INDEX CHANGE

Effective August 1, 2007, Vanguard Variable Insurance Fund--Equity Income Portfolio has adopted the FTSE High Dividend Yield Index as its comparative index. The new index is a more appropriate comparison index for the Portfolio. This change will not affect the Portfolio's investment objective, policies, strategies, or risks.


PORTFOLIO MANAGER CHANGE

Effective June 30, 2008, John R. Ryan will no longer manage assets for Vanguard Variable Insurance Fund--Equity Income Portfolio.

Mr. Ryan currently co-manages a portion of the Portfolio with W. Michael Reckmeyer, III. Mr. Reckmeyer, CFA, Vice President and Equity Portfolio Manager of Wellington Management Company, LLP (Wellington Management), has managed investment portfolios since 1984 and has co-managed a portion of the Portfolio since 2007.

Mr. Reckmeyer is expected to succeed Mr. Ryan as the lead manager of Wellington Management's portion of the Portfolio.









(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS64 082007